                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5896

                               SCUDDER TARGET FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       7/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Target 2010 Fund

Annual Report to Shareholders

July 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses, and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the prospectus for more details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/04
	1-Year	3-Year	5-Year	10-Year
Scudder Target 2010 Fund	5.39%	3.74%	4.71%	9.56%
S&P 500 Index+	13.17%	-1.48%	-2.24%	11.09%
Lehman Brothers Government Bond Index++	3.86%	5.61%	6.95%	7.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Net Asset Value: 7/31/04	$ 9.52
7/31/03	$ 9.35
Distribution Information: Twelve Months: Income Dividends as of 7/31/04	$ .33

Lipper Rankings - Balanced Target Maturity Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	19	of	75	25
3-Year	1	of	19	5
5-Year	2	of	9	20
10-Year	1	of	6	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Target 2010 Fund [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
		1-Year	3-Year	5-Year	10-Year
Scudder Target 2010 Fund	Growth of $10,000	$10,012	$10,606	$11,958	$23,677
	Average annual total return	.12%	1.98%	3.64%	9.00%
S&P 500 Index+	Growth of $10,000	$11,317	$9,563	$8,928	$28,630
	Average annual total return	13.17%	-1.48%	-2.24%	11.09%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,386	$11,779	$13,995	$19,787
	Average annual total return	3.86%	5.61%	6.95%	7.06%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004
Actual Fund Return
Beginning Account Value 1/31/04	$ 1,000
Ending Account Value 7/31/04	$ 989
Expenses Paid per $1,000*	$ 5.30
Hypothetical 5% Fund Return
Beginning Account Value 1/31/04	$ 1,000
Ending Account Value 7/31/04	$ 1,020
Expenses Paid per $1,000*	$ 5.38

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio
Scudder Target 2010 Fund	1.07%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Target 2010 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Target 2010 Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gregory S. Adams, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2002.

• Head of Deutsche Asset Management's global portfolio selection team for US Large Cap Core Equity.

• Over 17 years of investment industry experience.

• Previously managed Chase Vista Growth & Income Fund, Chase Vista Large Cap Equity Fund, Chase Vista Balanced Fund and other equity portfolios for Chase Asset Management.

Andrew Brudenell, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Portfolio Manager for US Large Cap Core Equity: New York.

• MS, London School of Economics.

Jan Faller, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2003.

• Over 14 years of investment industry experience.

• MBA, Amos Tuck School, Dartmouth College.

In the following interview, Lead Portfolio Manager Gregory S. Adams addresses the economy, the management team's approach and the resulting performance of Scudder Target 2010 Fund for the annual period ended July 31, 2004.

Q: How would you characterize the investment environment during the annual period?

A: The fiscal-year period can be divided into two distinct parts: the first, driven by economic recovery and equity market strength; the second, marred by investor concern and rising interest rates.

During the last five months of 2003, positive leading economic indicators (those suggesting the direction of the economy) and significant earnings leverage in pro-cyclical, or economically sensitive, companies prompted strong moves in materials, energy, technology and industrial stocks. The Federal Reserve Board kept short-term interest rates at historic lows, which further supported equity market strength. Longer-dated maturities saw yields fluctuate in a narrow but volatile range, as improving economic indicators, including rising commodities prices, fueled investor concerns about rising rates in 2004.

As the new year began, this economic momentum and earnings recovery became well discounted in the market. By early spring, the Fed shifted its bias toward raising short-term interest rates, the first boost occurring in late June. The move, together with lackluster employment data, heightened investor concern about the strength and sustainability of the economic recovery. The continued turmoil in Iraq and the pending US presidential race exacerbated negative investor sentiment, resulting in a more-volatile equity market with a downward bias. Investors took profits in those pro-cyclical industry sectors that had surged during the first part of the period, moving instead into more-defensive industries. Technology was hit particularly hard. Energy stocks, however, continued to be fueled by a spike in crude oil, far outpacing the market for the annual period.

Q: How did the fund perform amid these challenges?

A: Scudder Target 2010 Fund gained 5.39% for the year ended July 31, 2004. (Returns are unadjusted for maximum sales charges. If sales charges were included, returns would have been lower. Past performance is no guarantee of future results.) The fund outpaced the 3.39% average total return of its peers to rank in the top quartile of the Balanced Target Maturity category, as tracked by Lipper Inc., for the same period.1 This compares with the 13.17% total return of the Standard & Poor's 500 index (S&P 500) - the fund's equity benchmark - and the 3.86% total return of the Lehman Brothers Government Bond Index (the fund's fixed-income benchmark) for the same period.2 (Please see pages 3 through 4 for more complete performance and ranking information.)

1 The Balanced Target Maturity category, as tracked by Lipper Inc., includes those funds that invest to provide a guaranteed return of investment at maturity (targeted periods). Some of the assets are invested in zero-coupon US Treasury securities, while the remainder is in equity securities for long-term growth of capital and income.
2 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Lehman Brothers Government Bond Index is a market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The equity portion of the fund was challenged by a trend that favored lower-quality, higher-risk, primarily smaller capitalization stocks throughout much of the period. Consistent with the fund's design, the fixed-income portion of the portfolio helped mitigate volatility. Given these challenges, we are quite pleased with the results. Further, we are encouraged by what appeared to be a return to higher-quality, larger-cap names later in the period.

Q: Which investment strategies or individual holdings contributed most to performance?

A: The industrial sector was the leading contributor to the portfolio's performance over the period. We were overweight to take advantage of the improving economy, and the sector trailed only in energy in the S&P 500 over the period. Solid stock selection led by United Technologies Corp. and Parker Hanifan also boosted performance. The telecommunications sector yielded the portfolio's strongest contributor: AT&T Wireless Services, Inc., a provider of wireless voice and data services and products. During the period, AT&T Wireless agreed to be acquired by Cingular Wireless LLC at a substantial premium. This, of course, was beneficial for the fund.

Stock selection also was key among consumer staples. While the group was not a particularly strong performer overall, select holdings, including Avon Products Inc. and Hershey Foods Corp., substantially outperformed their peers and the broader market. Avon saw strong growth in revenues and net income based on increased sales of its beauty products overseas. Hershey's efforts to reduce supply-chain costs and introduce new products resulted in increased revenues and net profits.

Q: Which investment strategies or individual holdings detracted from performance?

A: Because interest rates, despite volatility within the period, ended essentially unchanged, the portfolio's fixed-income holdings neither contributed to nor detracted from performance meaningfully. Within the equity portion of the portfolio, the financial and consumer discretionary sectors detracted most from overall performance:

• In the financial sector, we were surprised by Bank of America's bid for FleetBoston, which it ultimately acquired at a premium. As a result, Bank of America, one of our top 10 holdings, trailed the banking industry and the market's performance over the period. At the same time, smaller commercial and regional banks, in which the portfolio held a relative underweight, outperformed on speculation that they too would be acquired.

• Within the consumer discretionary space, we sought exposure to media stocks with the assumption that the Olympics and presidential election would drive advertising sales. We established an overweight position early on, hoping to be ahead of the curve. While the strategy proved successful in the short run, advertising spending did not recover as anticipated, and concerns over potential shifts in how advertisers view traditional media weighed on valuations. As a result of that environment, Viacom Inc. was a particularly poor performer.

• Investments in the communications equipment subsector of technology also detracted. The portfolio was underweight in these companies, which tend not to meet the portfolio's investment criteria. Though together they represent a relatively small component of the benchmark, the group's robust performance negatively affected relative results.

Q: Will you describe your stock selection process?

A: We employ a three-step investment process to build a well-diversified portfolio of large-capitalization stocks. First, we use a quantitative screen to sort through a universe of 1,000 stocks to find those with attractive valuations: low price-to-earnings, low price-to-cash flow and other measures, such as the direction of earnings revisions.3 Next, a team of in-house equity analysts looks at each of the stocks that passed the quantitative screen to determine its intrinsic value. The analysts search for companies in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If the analysts' findings warrant further investigation, we will meet with company management and, in some cases, make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates. Finally, we employ a variety of risk management techniques to manage the fund's volatility versus the fund's equity benchmark - the S&P 500.

3 Price-to-earnings ratio (P/E) is the most common measure of how expensive a stock is. P/E is equal to a stock's market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period. Price-to-cash flow (P/C) is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

Q: Will you explain what zero-coupon bonds are and how they work?

A: Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that investors can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that the bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds can be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: How have you positioned the portfolio for the future?

A: When the market paused early in 2004, we increased the portfolio's equity holdings in utilities, which are traditionally considered defensive stocks. Utilities have tended to generate steady income, providing a cushion in the event of a market downturn. We have added specifically to electric utilities. Many of these were struggling for some time after the California power crisis in 2000. More recent restructuring efforts have helped improve these companies on a fundamental basis and have enabled them to set rates regionally, ensuring more stable earnings going forward.

We have not, however, lost faith in the sustainability of the current economic recovery. Therefore, we continue to maintain a modest pro-cyclical tilt. While we pared back holdings on strength in both the industrial and technology sectors to capture profits for shareholders, we maintained the fund's overweight positions there. For example, 3M was among the fund's largest holdings for some time. We had established a meaningful overweight in the stock, which we believed would benefit from global GDP (gross domestic product) growth. Our contention proved correct; the stock logged strong gains. When it reached our price target, we significantly reduced the position. We then were able to add to smaller positions in industrial names that, in our view, had greater upside potential.

Within technology, we reduced exposure to semiconductor names, which had performed well in 2003. In particular, we pared back companies with greater exposure to the PC business, which tends to be more cyclical. We have focused instead on semiconductor companies that serve the wireless communications industry, which we believe offers outstanding structural growth potential.

And we have increased our holdings in materials, expanding our position in the paper industry, which recently has become more disciplined. Notably, we initiated a position in Georgia-Pacific Corp., a company with solid fundamental attributes and pricing power among its peers.

Finally, because we believe energy prices may still go higher, we have added incrementally to oil services companies. Notably, we purchased Baker Hughes Inc., which supplies oil field drilling products, technology and services worldwide. At the time of purchase, the company was attractively valued relative to its peers. It also had more international presence, which we believe is extremely important given our belief that there are greater opportunities overseas than in the Americas.

Q: Do you have any closing comments for shareholders?

A: Our outlook for the near term is positive. We believe that the economic recovery will continue at a moderate pace, allowing the Federal Reserve to raise interest rates gradually, with short-term rates rising somewhat more than long-term rates. In our view, once corporate management gains greater confidence in the economy, the outcome of the presidential election becomes known and energy prices stabilize, we should see a resurgence in consumer demand and corporate reinvestment. It is our opinion that the portfolio is well-positioned to benefit.

As always, the team remains focused on enhancing the fund's well-diversified portfolio. We continue to employ a blend of quantitative models, fundamental research and rigorous risk analysis to uncover those stocks we believe are most likely to outperform the broader market.

We thank our shareholders for their commitment to the fund. We look forward to continuing to help them accomplish their long-term financial goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04	7/31/03

US Government Backed	75%	77%
Common Stocks	25%	23%
	100%	100%

Sector Diversification (Excludes Cash Equivalents, US Government Backed and Securities Lending Collateral)	7/31/04	7/31/03

Information Technology	19%	19%
Financials	19%	20%
Industrials	13%	13%
Health Care	13%	15%
Consumer Discretionary	11%	13%
Consumer Staples	8%	9%
Energy	7%	4%
Telecommunication Services	4%	4%
Materials	3%	2%
Utilities	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2004 (5.6% of Portfolio)
1. ExxonMobil Corp. Explorer and producer of oil and gas	0.8%
2. Microsoft Corp. Developer of computer software	0.8%
3. General Electric Co. Industrial conglomerate	0.7%
4. Citigroup, Inc. Provider of diversified financial services	0.6%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	0.6%
6. Cisco Systems, Inc. Developer of computer network products	0.5%
7. Morgan Stanley Provider of investment banking and brokerage services	0.4%
8. Bank of America Corp. Provider of commercial banking services	0.4%
9. Johnson & Johnson Provider of health care products	0.4%
10. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2004

	Shares	Value ($)

Common Stocks 18.9%
Consumer Discretionary 2.0%
Media 1.0%
Comcast Corp. "A"*	5,700	152,760
Interpublic Group of Companies, Inc.*	9,500	121,505
Time Warner, Inc.*	17,700	294,705
Viacom, Inc. "B"	7,210	242,184
		811,154
Multiline Retail 0.4%
Dollar General Corp.	5,000	96,500
Target Corp.	4,800	209,280
		305,780
Specialty Retail 0.6%
Sherwin-Williams Co.	2,900	117,102
Staples, Inc.	8,800	254,144
The Gap, Inc.	7,400	167,980
		539,226
Consumer Staples 1.5%
Beverages 0.4%
Anheuser-Busch Companies, Inc.	3,000	155,700
PepsiCo, Inc.	4,000	200,000
		355,700
Food & Drug Retailing 0.4%
Safeway, Inc.*	4,300	90,859
Wal-Mart Stores, Inc.	4,300	227,943
		318,802
Food Products 0.3%
Dean Foods Co.*	3,100	114,638
Hershey Foods Corp.	3,200	155,008
		269,646
Personal Products 0.4%
Avon Products, Inc.	7,100	305,371
Energy 1.3%
Energy Equipment & Services 0.2%
Baker Hughes, Inc.	3,300	132,990
Oil & Gas 1.1%
ChevronTexaco Corp.	2,000	191,300
Devon Energy Corp.	1,600	111,184
ExxonMobil Corp.	13,676	633,199
		935,683
Financials 3.5%
Banks 0.8%
Bank of America Corp.	4,000	340,040
US Bancorp.	4,300	121,690
Wachovia Corp.	5,500	243,705
		705,435
Capital Markets 0.7%
Lehman Brothers Holdings, Inc.	2,600	182,260
Morgan Stanley	7,500	369,975
		552,235
Diversified Financial Services 1.0%
Citigroup, Inc.	11,466	505,536
Fannie Mae	1,600	113,536
JPMorgan Chase & Co.	5,100	190,383
		809,455
Insurance 1.0%
AMBAC Financial Group, Inc.	1,900	135,109
American International Group, Inc.	4,075	287,899
Hartford Financial Services Group, Inc.	3,100	201,810
MetLife, Inc.	5,600	199,752
		824,570
Health Care 2.5%
Biotechnology 0.4%
Amgen, Inc.*	5,000	284,400
Health Care Equipment & Supplies 0.4%
Biomet, Inc.	5,100	224,349
Guidant Corp.	2,400	132,768
		357,117
Health Care Providers & Services 0.3%
Anthem, Inc.*	1,000	82,470
Caremark Rx, Inc.*	5,100	155,550
		238,020
Pharmaceuticals 1.4%
Allergan, Inc.	1,200	90,768
Eli Lilly & Co.	2,300	146,556
Johnson & Johnson	5,934	327,972
Pfizer, Inc.	15,375	491,385
Wyeth	2,300	81,420
		1,138,101
Industrials 2.5%
Aerospace & Defense 0.7%
Honeywell International, Inc.	6,800	255,748
United Technologies Corp.	3,400	317,900
		573,648
Industrial Conglomerates 1.3%
3M Co.	2,400	197,664
General Electric Co.	18,550	616,787
Tyco International Ltd.	7,300	226,300
		1,040,751
Machinery 0.5%
Deere & Co.	2,900	182,149
Parker-Hannifin Corp.	4,600	263,948
		446,097
Information Technology 3.6%
Communications Equipment 0.6%
Cisco Systems, Inc.*	18,100	377,566
Motorola, Inc.	8,500	135,405
		512,971
Computers & Peripherals 0.9%
Dell, Inc.*	5,400	191,538
EMC Corp.*	16,400	179,908
Hewlett-Packard Co.	6,900	139,035
International Business Machines Corp.	2,400	208,968
		719,449
Internet Software & Services 0.2%
IAC/ InterActiveCorp.*	2,500	68,250
Yahoo!, Inc.*	3,500	107,800
		176,050
IT Consulting & Services 0.1%
Accenture Ltd. "A"*	3,200	78,816
Semiconductors & Semiconductor Equipment 0.5%
Altera Corp.*	6,900	143,658
Analog Devices, Inc.	2,500	99,250
Texas Instruments, Inc.	8,700	185,571
		428,479
Software 1.3%
Microsoft Corp.	21,800	620,428
Oracle Corp.*	18,700	196,537
Symantec Corp.*	2,500	116,900
VERITAS Software Corp.*	4,800	91,488
		1,025,353
Materials 0.7%
Chemicals 0.3%
E.I. du Pont de Nemours & Co.	2,900	124,323
Monsanto Co.	3,900	141,414
		265,737
Metals & Mining 0.2%
Alcoa, Inc.	3,900	124,917
Paper & Forest Products 0.2%
Georgia-Pacific Corp.	4,600	154,561
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.4%
ALLTEL Corp.	3,000	156,000
Verizon Communications, Inc.	5,500	211,970
		367,970
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	14,600	210,824
Utilities 0.6%
Electric Utilities
Entergy Corp.	2,200	126,500
Exelon Corp.	5,900	205,910
PG&E Corp.*	4,400	125,576
		457,986
Total Common Stocks (Cost $13,562,512)		15,467,294

	Principal Amount ($)	Value ($)

US Government Backed 58.1%
US Treasury STRIPs, Principal Only, 4.095%**, 11/15/2010 (c) (Cost $41,402,766)	61,270,000	47,473,221

	Shares	Value ($)

Securities Lending Collateral 22.8%
Daily Assets Fund Institutional, 1.30% (d) (e) (Cost $18,667,004)	18,667,004	18,667,004

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $187,972)	187,972	187,972
Total Investment Portfolio - 100.0% (Cost $73,820,254) (a)		81,795,491

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $73,904,411. At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $7,891,080. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,481,048 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $589,968.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2004 amounted to $18,306,665, which is 29.1% of total net assets.
(d) Represents collateral held in connection with securities lending.
(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2004
Assets
Investments: Investments in securities, at value (cost $54,965,278) - including $18,306,665 of securities loaned	$ 62,940,515
Investment in Scudder Cash Management QP Trust (cost $187,972)	187,972
Investment in Daily Assets Fund Institutional (cost $18,667,004)	18,667,004
Total investments in securities, at value (cost $73,820,254)	81,795,491
Cash	2,473
Dividends receivable	8,008
Interest receivable	2,588
Other assets	3,373
Total assets	81,811,933
Liabilities
Payable upon return of securities loaned	18,667,004
Payable for Fund shares redeemed	2,180
Accrued management fee	27,623
Other accrued expenses and payables	104,267
Total liabilities	18,801,074
Net assets, at value	$ 63,010,859
Net Assets
Net assets consist of: Undistributed net investment income (loss)	2,137,413
Net unrealized appreciation (depreciation) on investments	7,975,237
Accumulated net realized gain (loss)	(1,527,686)
Paid-in capital	54,425,895
Net assets, at value	$ 63,010,859
Net Asset Value
Net Asset Value and redemption price per share ($63,010,859 / 6,620,278 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $419)	$ 229,220
Interest	2,689,355
Securities lending income	2,403
Interest - Scudder Cash Management QP Trust	1,935
Total Income	2,922,913
Expenses: Management fee	333,919
Distribution service fees	153,603
Services to shareholders	80,859
Administrative fee	22,629
Custodian fees	6,793
Auditing	24,400
Legal	3,574
Trustees' fees and expenses	38,070
Reports to shareholders	11,850
Registration fees	10,522
Other	4,044
Total expenses, before expense reductions	690,263
Expense reductions	(406)
Total expenses, after expense reductions	689,857
Net investment income (loss)	2,233,056
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,482,881
Net unrealized appreciation (depreciation) during the period on investments	(117,847)
Net gain (loss) on investment transactions	1,365,034
Net increase (decrease) in net assets resulting from operations	$ 3,598,090

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2004	2003
Operations: Net investment income (loss)	$ 2,233,056	$ 2,347,754
Net realized gain (loss) on investment transactions	1,482,881	(842,427)
Net unrealized appreciation (depreciation) on investment transactions during the period	(117,847)	2,924,883
Net increase (decrease) in net assets resulting from operations	3,598,090	4,430,210
Distributions to shareholders from: Net investment income	(2,292,879)	(2,421,061)
Fund share transactions: Reinvestment of distributions	2,218,909	2,335,993
Cost of shares redeemed	(7,644,160)	(6,444,034)
Net increase (decrease) in net assets from Fund share transactions	(5,425,251)	(4,108,041)
Increase (decrease) in net assets	(4,120,040)	(2,098,892)
Net assets at beginning of period	67,130,899	69,229,791
Net assets at end of period (including undistributed net investment income of $2,137,413 and $2,197,236, respectively)	$ 63,010,859	$ 67,130,899
Other Information
Shares outstanding at beginning of period	7,180,362	7,611,210
Shares issued to shareholders in reinvestment of distributions	236,054	258,121
Shares redeemed	(796,138)	(688,969)
Net increase (decrease) in Fund shares	(560,084)	(430,848)
Shares outstanding at end of period	6,620,278	7,180,362

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2004	2003	2002	2001	2000

Selected Per Share Data

Net asset value, beginning of period	$ 9.35	$ 9.10	$ 9.49	$ 11.34	$ 10.96
Income (loss) from investment operations: Net investment income (loss)[a]	.32	.32	.31	.31	.30
Net realized and unrealized gain (loss) on investment transactions	.18	.26	(.37)	(.16)	.87
Total from investment operations	.50	.58	(.06)	.15	1.17
Less distributions from: Net investment income	(.33)	(.33)	(.20)	(.28)	(.36)
Net realized gains on investment transactions	-	-	(.13)	(1.72)	(.43)
Total distributions	(.33)	(.33)	(.33)	(2.00)	(.79)
Net asset value, end of period	$ 9.52	$ 9.35	$ 9.10	$ 9.49	$ 11.34
Total Return (%)[b]	5.39	6.49	(.53)	1.24	11.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	67	69	78	85
Ratio of expenses before expense reductions (%)	1.03	.96	.96	1.01[c]	1.06
Ratio of expenses after expense reductions (%)	1.03	.96	.96	1.01[c]	1.05
Ratio of net investment income (loss) (%)	3.35	3.38	3.39	2.98	2.77
Portfolio turnover rate (%)	7	9	33	42	97
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .98% and .98%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Target 2010 Fund (the "Fund") is a diversified series of Scudder Target Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2010) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of securities denominated in foreign currencies on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $1,441,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($816,000) and July 31, 2011 ($625,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,156,099
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,441,000)
Unrealized appreciation (depreciation) on investments	$ 7,891,080

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2004	2003
Distributions from ordinary income*	$ 2,292,879	$ 2,421,061

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $4,523,053 and $12,535,809, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investments Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

For the year ended July 31, 2004, the Advisor has agreed to reimburse the Fund $399 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others (affiliated and non-affiliated) to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.20% of average daily net assets, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated September 30, 2003, and effective October 1, 2003, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period from August 1, 2003 through September 30, 2003, the Administrative Fee was $22,629.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through July 31, 2004, the amount charged to the Fund by SISC aggregated $72,563, of which $31,085 is unpaid at July 31, 2004.

Prior to September 30, 2003, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2004, the Service Fee was $153,603, of which $15,626 is unpaid at July 31, 2004. Accordingly, for the year ended July 31, 2004, the Service Fee was equivalent to an annual effective rate of 0.23% of the Fund's average daily net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. For the year ended July 31, 2004, the custodian fees were reduced by $7 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Target 2010 Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Scudder Target 2010 Fund (the "Fund"), one of a series of the Scudder Target Fund, as of July 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Target 2010 Fund of the Scudder Target Fund at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 22, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders, 10% of the income dividends paid during the Fund's fiscal year ended July 31, 2004, qualified for the dividends received deductions.

For federal income tax purposes, the Fund designates $250,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	81
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	81
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	81
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	81
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	81
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	81
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm).	81
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	81
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	81

Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	147
Julian F. Sluyters[4] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management
n/a
Brenda Lyons[5] (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[5] (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 280 Park Avenue, New York, New York
4 Address: 345 Park Avenue, New York, New York
5 Address: Two International Place, Boston, Massachusetts
6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Nasdaq Symbol	KRFAX
CUSIP Number	81123E-101
Fund Number	50

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2004, Scudder Target Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER TARGET 2010 FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year        Audit Fees      Audit-Related     Tax Fees       All Other
    Ended            Billed          Fees Billed      Billed        Fees Billed
   July 31,         to Fund            to Fund        to Fund         to Fund
--------------------------------------------------------------------------------
2004               $27,288            $0             $4,815              $0
--------------------------------------------------------------------------------
2003               $25,308            $0             $4,380              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                     Audit-Related        Tax Fees                  All
      Fiscal         Fees Billed to       Billed to          Other Fees Billed
       Year          Adviser and         Adviser and          to Adviser and
       Ended         Affiliated Fund     Affiliated Fund      Affiliated Fund
      July 31,      Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                    $133,500                 $0                    $0
--------------------------------------------------------------------------------
2003                    $325,700                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                 Total Non-Audit
                                  Fees billed to
                                   Adviser and
                                  Affiliated Fund         Total
                                 Service Providers    Non-Audit Fees
                                  (engagements           billed to
                                     related           Adviser and
                                  directly to the    Affiliated Fund
                   Total            operations           Service
      Fiscal      Non-Audit        and financial        Providers
       Year      Fees Billed        reporting          (all other      Total of
      Ended       to Fund          of the Fund)        engagements)    (A), (B)
     July 31,        (A)               (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004                $4,815           $0                 $681,000        $685,815
--------------------------------------------------------------------------------
2003                $4,380           $0              $4,152,492       $4,156,872
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Target 2010 Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Target 2010 Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004